Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 64

Stocks for 2025

Supplement to the Prospectus

As a result of a previously announced corporate action, on August 3, 2023, shareholders of the company referred to in the Prospectus as Liberty Formula One, and currently known as Liberty Media Corp ("FWONK"), received 0.0428 of a share of Liberty Live common stock ("LLYVK") for each share of FWONK common stock held as of the close of business on that date.

Notwithstanding anything to the contrary in the Trust's Prospectus, the Trust now holds, and will continue to purchase, shares of both FWONK and LLYVK.

Supplement Dated: August 4, 2023